July 19, 2007

Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One and/or discuss the assumptions that underlie these projects, including future financial and operating results, and the company’s plans, objectives, expectations and intentions. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform
Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things:  the risk that Capital One’s acquired businesses will not be integrated successfully; the risk that synergies from such acquisitions may not be fully realized or may take longer to realize than expected; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the benefits of the Company’s restructuring initiative, including cost savings, may not be fully realized; changes in the interest rate environment; continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; general economic conditions in the mortgage industry; financial, legal, regulatory or accounting changes or actions; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to access the capital markets at attractive rates and terms to fund our operations and future growth; losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to recruit and retain experienced management personnel; changes in the labor market; and other factors listed from time to time in reports we file with the Securities and Exchange
Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.  You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 10-K concerning annual financial results, available on the Company’s website at
www.capitalone.com in Investor Relations under “About Capital One.”
Forward looking statements

Second quarter 2007 highlights
• Diluted earnings per share of $1.89, up 6% from Q206, inclusive of several non-operating items:
• Executed $1.5B Accelerated Share Repurchase plus $250M additional open market repurchases
• Embarked upon company-wide restructuring initiative expected to reduce
2009 operating expenses by $700M
• Bank integration on track; transition to new leadership team
Pre-Tax Post-Tax
$M EPS
Integration and CDI Amortization ($79) ($0.13)
Restructuring Charges ($101) ($0.16)
Accelerated Vesting of Executive Stock Options ($40) ($0.06)
Gain on Extinguishment of Debt $17 $0.03
$69M Tax Benefit $0.16

We are affirming current 2007 diluted EPS guidance of $7.00 - $7.40, with non-operating items moving us to the lower end of the range
• $200M of restructuring charges, including $101M recognized in Q207
• Completion of $3B of previously announced share repurchases by end of 2007
• $1.75B completed year-to-date
• Pull-forward of $750M originally planned for 2008
• Notable Q207 business trends continue through the year:
• Declining loan balances year-over-year with expanding revenue margin in US Card
• Elevated loss levels in prime Auto Finance
• Market conditions remain unchanged
• Continued pressure in secondary mortgage market pricing
• US credit normalization
• Stable UK consumer credit
• Labor market and yield curve at current levels
Key Assumptions

We expect to achieve cost reductions of $700 million pre-tax in 2009
• $400M Business line contributions – examples include:
– Leveraging infrastructure investments and streamlining operations
– Completion of the bank integration
• $150M Staff Functions – examples include:
– Reduced headcount as staff organizations are streamlined
– Reduction of contract staff
• $150M Cross Functional Projects – examples include:
– Common servicing platforms for similar asset classes
– Reducing risk management overlap
– Centralizing internet support
– Supplier spend management
• Expect reported level of operating expense to fall in 2008 by $100 - $200M
2007 2008 2009
Restructuring Charges ($M) ($200) ($100) $0
Cumulative Gross Cost Savings ($M) $30 $400 $700

Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

second quarter 2007 results

0%
1%
2%
3%
4%
5%
6%
7%
8%
Credit quality remains consistent with expectations
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed
Net Charge-off Rate
Monthly Managed Delinquency
and Non-Performing Loan Rate
Bankruptcy
Filing Spike
National Lending
Local Banking
Local Banking:
Non performing loans
as % of loans HFI
National Lending
30+ Delinquency Rate
Q207:
3.45% (1)
Q207:
0.19%
3.86%
0.19%
(1)
Net losses reflect 16bp one-time positive impact from the change to a 25-
day grace period

Q207/Q206 Change
Q207 Q107 Q206 $ %/bps
Net Interest Income $ 2,634.9 $ 2,620.8 $ 2,140.8 $ 494.1 23%
Non-Interest Income 1,421.8 1,330.2 1,199.4 222.4 19
Total Revenue 4,056.7 3,951.0 3,340.2 716.5 21
Net Charge-offs $ 891.2           $ 947.0              $ 729.0           162.2 22%
Allowance Build 15.0             (75.0)               90.0             (75.0) (83) %
Other (14.8)            (4.3)                 (23.4)            8.6 n/a
Provision for Loan Losses 891.4           867.7              795.6           95.8 12%
Marketing Expenses $ 326.7           $ 331.5              $ 356.7           (30.0) (8) %
Restructuring Expenses 101.1           -                  -               -                 n/a
Operating Expenses 1,685.1        1,713.9           1,324.2       360.9 27%
Tax Rate 28.7% 35.0% 36.0 % n/a (730) bps
Net Income After Tax $ 750.4 $ 675.1 $ 552.6 $ 197.8 36%
Shares Used to Compute Diluted EPS (MM) 397.5 415.5 310.0 n/a 28%
Diluted EPS $ 1.89 $ 1.62 $ 1.78 $ 0.11 6%
Q207/Q206 Change
Q207 Q107 Q206 $ %/bps
Total Deposits $ 85,680 $ 87,664 $ 47,187 $ 38,493 82.0%
Total Managed Loans Held for Investment 144,186 142,005 108,433 35,753 33.0
Tangible Assets 183,259 184,717 132,676 50,583 38.1
Tangible Common Equity 10,743 11,620 11,754 (1,011) (9)
Tangible Common Equity to Tangible Assets Ratio 5.86% 6.29% 8.86 % n/a (300) bps
Net Interest Margin 6.11% 6.05% 6.89 % n/a (78) bps
Revenue Margin 9.40 9.11 10.75 n/a (135)
Return on Managed Assets 1.51 1.36 1.62 n/a (11)
Return on Equity 11.95 10.54 14.19 n/a (224)
Return on Tangible Equity 27.94 23.24 18.81 n/a 913
Managed Income Statement Highlights ($Millions except per share data)
Second quarter 2007 managed income statement and balance sheet
Managed Balance Sheet Highlights and Key Metrics ($Millions)

Profit growth in US Card and Global Financial Services more than offset declines in Auto Finance, Mortgage Banking, and Local Banking
Net Income After Tax ($Millions)
* Based on Pro-Forma disclosures for combined NFB and COF for
2006.
Q207 Q107 Q206 $ %
National Lending
US Card $ 538.3 $ 495.3 $ 421.8 $ 116.5 27.6%
Auto Finance 38.0 44.4 98.2 (60.2) (61.3)
Global Financial Services 82.8 74.9 51.2 31.6 61.9
Mortgage Banking 2.6 (12.6) 40.5 (37.9) (93.6)
SUBTOTAL
661.7 602.0 611.7 50.0 8.2%
Local Banking
$
132.5 $ 129.6 $ 174.0 $ (41.5) (23.8) %
Q207/Q206 Change
PRO-FORMA*

Revenue growth and cost management sustains the strong profitability of our US Card business
3.29%
3.39%
3.82%
2.93%
3.99%
3.73%
3.30%
3.31%
3.53%
3.74%
3.48%
3.41%
0%
1%
2%
3%
4%
5%
Q106 Q206 Q306 Q406 Q107 Q207
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed 30+
Delinquency Rate
Managed Net
Charge-off Rate
Highlights
Q207 NIAT of $538 million, up 28% from Q206
- Revenues up 6%
- Expenses down 6%
- Provision down 3%
• $50 billion in managed loans, up 3% from Q206
- Pullback in prime marketing & teasers
- Q107 $600M portfolio sale
• Purchase volume up 4% from Q206
- Modest US retail sales growth
- Exited two retail partnerships
TSYS conversion completed
- Backlog revenue actions taken
- Expenses beginning to decline
- Leveraging improved infrastructure
• Chargeoff rate up modestly from Q206
- Chargeoff normalization
- Policy change lowered Q207 rate by 31bp
• Expectations for second half 2007 metrics
- Declining balances year over year
- Steady revenue growth
- Chargeoff rate rising to around 5% by Q407
Net Income After Tax
(1)
($M)
$602.8
$421.8
$461.6
$337.2
$495.3
$538.3
$0
$200
$400
$600
$800
Q106 Q206 Q306 Q406 Q107 Q207

3.98%
4.18%
3.89%
3.70%
3.90%
3.63%
2.93% 2.99% 2.97%
2.86% 2.82%
2.90%
0%
1%
2%
3%
4%
5%
6%
Q106 Q206 Q306 Q406 Q107 Q207
Global Financial Services continues to deliver growth in both profits &
loans
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income of $83 million, up 62% from Q206
-
Revenue up 9%
-
Expenses up 10%
-
Provision down 4%
• Risk metrics up modestly from Q206
- Expected normalization continues in US
- UK credit outlook stable
• $27 billion in managed loans, up 6% from Q206
-
Small business Loans up 12%
-
Installment Loans up 13%
-
Canadian Credit Card Loans up 16%
-
Point-of-Sale originations up 19%
-
Capital One Home Loans originations up 55%
-
UK Credit Card Loans down 9%
$51.2
$107.2
$2.1
$74.8
$82.8
$113.5
$0
$20
$40
$60
$80
$100
$120
Q106 Q206 Q306 Q406 Q107 Q207
Net Income After Tax
(1)
($M)

2.35%
2.29%
2.35%
1.54%
2.85%
2.34%
6.00%
4.64%
6.35%
5.18%
4.55%
3.57%
0%
1%
2%
3%
4%
5%
6%
7%
Q106 Q206 Q306 Q406 Q107 Q207
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income of $38 million, down 60% from Q206
-
Revenues up 7%
-
Expenses up 5%
-
Provision up 144% (from unusually low Q206)
• Charge-off and delinquencies increased from Q206
-
Continued normalization
- Elevated risk metrics in prime due to conversion to
automated underwriting
- Subprime credit remains stable
• Q207 originations of $3.0 billion, down 4% from Q206
-
$2 billion pull back in Dealer Prime originations in 1H07
-
Partially offset by growth in subprime originations
• Managed loans of $24 billion, up 18% since Q206
-
Includes addition of $1.4 billion NorthFork auto portfolio
in Q406
• Launched new Dealer business model
-
Integrated, full credit spectrum dealer program
-
Driving to lower cost structure
-
Moved to a new risk model for Dealer Prime
$69.4
$95.1
$35.3
$33.7
$44.4
$38.0
$0
$20
$40
$60
$80
$100
Q106 Q206 Q306 Q406 Q107 Q207
Net Income After Tax
(1)
($M)
Our Auto Finance business launched a new Dealer business model to address challenges in the prime business and enhance subprime success

As secondary market challenges continue, our Mortgage Banking business is focused on protecting the P&L through the difficult cyclical environment
Highlights
$35.4
$40.5
$43.6
$19.0
($12.6)
$2.6
($20)
$0
$20
$40
$60
Q106 Q206 Q306 Q406 Q107 Q207
Net Income After Tax
(1,2)
($M)
$7.8
$9.9
$9.5
$9.3
$6.8
$5.5
$0
$2
$4
$6
$8
$10
Q106 Q206 Q306 Q406 Q107 Q207
(1) Based on internal allocations of consolidated results
(2) 2006 Numbers based on pro-forma disclosures for combined NFB and COF; net of purchase accounting and integration expenses.
(3) 2006 numbers include volumes generated prior to COF ownership of NFB.
Origination Volumes
(3)
($B)
• Q2 NIAT of $2.6 million, resulting from continued
industry pressure on originations and GOS margins
- $16M MSR write-up to $316M
- 56bp Net GOS margin
• Tighter underwriting standards reduced volume 19%
from Q107
• Reduced cost structure of Mortgage Banking
business
-
Branch and service facility consolidations
-
Aggressive expense management

$0
$10
$20
$30
$40
$50
$60
$70
$80
$41.6
Our local banking business delivered solid results and further progress on integration
Deposit and Loan Portfolioss
(2)
($B)
$132.5 $129.6
$160.9
$165.4
$174.0
$133.6
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
Q106 Q206 Q306 Q406 Q107 Q207
Net Income After Tax
(1,2)
($M)
(1) Based on internal allocations of consolidated results
(2) 2006 Numbers based on pro-forma disclosures for combined NFB and COF; net of purchase accounting and integration expenses.
(3) Includes adjustment reflecting incorporation of float deposits.
Loans
Held for
Investment
Deposits³
Highlights
• NIAT of $133 million in Q207, up $3M from Q107
-
Revenues unchanged from Q107
-
Non-interest expenses slightly down from Q107
• Credit performance strong and stable
-
Charge-off rate of 19 basis points
-
Non-performing loans as a % of managed loans
at 19 basis points
• Deposits of $74.5 billion, steady versus last quarter
-
Deposit mix continues to reflect challenging yield
curve environment
• Loans up modestly from Q107
-
Commercial and small business loans grew
-
Residential mortgages declined
• Integration on track
-
Announced new bank management team
-
On track to deliver combined banking synergies
$71.6 $71.5 $73.2 $74.5
$47.2
$47.9
$42.3
Q206 Q306 Q406 Q107
$74.5
$41.9
Q207 Q106
$71.9
$46.0